                                                                 Exhibit (j)(ii)

                         CONSENT OF ERNST & YOUNG LLP

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses included in Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (No. 33-24848) of Fifth Third Funds and to the use of our report dated September 22, 1999, incorporated by reference therein.

                                           /s/ ERNST & YOUNG LLP
                                               -----------------

Cincinnati, Ohio
July 11, 2000